SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 17, 2002


                            SONEX RESEARCH, INC.
              (Exact name of registrant as specified in Charter)


         Maryland                  0-14465                52-1188993
      (State or other           (Commision file         (IRS employer
      jurisdiction of               number)           identification no.)
       incorporation)



                    23 Hudson Street, Annapolis, MD 21401
                   (Address of principal executive offices)


                              (410) 266-5556
             (Registrant's telephone number, including area code)


                                    N/A
         (Former name or former address, if changed since last report)

















ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


(a)      Previous independent accountants

         On September 16, 2002, Sonex Research, Inc. (the "Registrant") was informed by its current independent accountants, C.L. Stewart & Company, that the firm was discontinuing its audit practice and would not serve as independent accountants of the Registrant for the year ended December 31, 2002. C.L. Stewart & Company agreed to remain as independent accountants of the Registrant, including conducting the review of the Registrant's unaudited financial statements for the quarter ending September 30, 2002, until the Registrant had engaged new independent accountants.

         The reports of C.L. Stewart & Company on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle; however, such reports were modified by the inclusion of an explanatory paragraph indicating that there was substantial doubt about the Registrant's ability to continue as a going concern.

         The Registrant's Board of Directors accepted the decision of C.L. Stewart & Company to withdraw as independent accountants.

         In connection with its audits for the two most recent fiscal years and through December 17, 2002, there have been no disagreements with C.L. Stewart & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of C.L. Stewart & Company, would have caused them to make reference thereto in their report on the financial statements for such years.

         The Registrant has requested that C.L. Stewart & Company furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 17, 2002, is filed as
Exhibit 1 to this Form 8-K.


(b)      New independent accountants

         The Registrant engaged Hausser + Taylor LLP as its new independent accountants as of December 17, 2002. During the two most recent fiscal years and through December 17, 2002, the Registrant has not consulted with Hausser + Taylor LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Hausser + Taylor LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 19, 2002

SONEX RESEARCH, INC.
Registrant

/s/ George E. Ponticas
----------------------
George E. Ponticas
Chief Financial Officer









































EXHIBIT 1


                           C.L. STEWART & COMPANY

                          Certified Public Accountants
                        and Certified Financial Planners



December 17, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sirs:

         We have read Item 4 of Sonex Research, Inc.'s Form 8-K dated December 17, 2002 and are in agreement with the statements contained in paragraph 4(a) therein.


Yours very truly,


C.L. Stewart & Company, CPAs
























           706 Giddings Avenue, Suite 2C, Annapolis, MD 21401
                (410) 263-6200, (410) 263-6201 Fax

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                (301) 856-8900, (301) 856-8901 Fax